                                                            UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        WASHINGTON, D.C. 20549
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                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

                           Date of Report (Date of earliest event reported): March 13, 2002 (March 12, 2002)
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                                                  INNOVATIVE CLINICAL SOLUTIONS, LTD
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                                        (Exact name of registrant as specified in its charter)

                                                               Delaware

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                                            (State or other jurisdiction of incorporation)

                          0-27568                                                               65-0617076
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                                     (Commission File Number) (IRS Employer Identification Number)

                                          10 Dorrance Street, Suite 400, Providence, RI 02903
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                                               (Address of principal executive offices)

                                                            (401) 831-6755
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                                         (Registrant's telephone number, including area code)

                                                            Not Applicable
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                                     (Former name or former address, if changed since last report)

Item 5.           Other Events and Regulation FD Disclosure
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         Effective  March 12, 2002,  Eric Moskow,  M.D.  resigned  from the Board of Directors of the  Registrant  in order to focus on other business ventures.

Item 7.           Financial Statements and Exhibits.
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(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         Not applicable.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INNOVATIVE CLINICAL SOLUTIONS, LTD.

                                                     By:      /s/ Michael T. Heffernan
                                                              --------------------------
                                                              Michael T. Heffernan
                                                              Chairman

Date:  March 13, 2002